Exhibit 99.7

Forward Looking Statements This presentation contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Clene's actual results may differ from its expectations, estimates, and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "might" and "continues," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant known and unknown risks and uncertainties, many of which are beyond Clene’s control and could cause actual results to differ materially and adversely from expected results. Factors that may cause such differences include Clene’s ability to demonstrate the efficacy and safety of its drug candidates; the clinical results for its drug candidates, which may not support further development or marketing approval; actions of regulatory agencies, which may affect the initiation, timing and progress of clinical trials and marketing approval; Clene’s ability to achieve commercial success for its marketed products and drug candidates, if approved; Clene’s ability to obtain and maintain protection of intellectual property for its technology and drugs; Clene’s reliance on third parties to conduct drug development, manufacturing and other services; Clene’s limited operating history and its ability to obtain additional funding for operations and to complete the licensing or development and commercialization of its drug candidates; the impact of the COVID-19 pandemic on Clene’s clinical development, commercial and other operations, as well as those risks more fully discussed in the section the section entitled “Risk Factors” in Clene’s recently filed Annual Report on Form 10-K (filed March 11, 2022) as well as discussions of potential risks, uncertainties, and other important factors in Clene’s subsequent filings with the U.S. Securities and Exchange Commission. Clene undertakes no obligation to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law. All information in this presentation is as of the date of presented or the date made publicly available. The information contained in any website referenced herein is not, and shall not be deemed to be, part of or incorporated into this presentation.

CLENE | Leadership Transforming the treatment of neurodegenerative disorders by restoring and protecting neurological function

CLENE | Overview December 31, 2021 Cash and restricted cash on hand (audited): $50.3M ALS Registration Trial Topline data in 2H 20222 >300 patient years of CNM-Au8 clinical exposure CNM-Au8® a gold nanocrystal suspension, in development as the first cellular energetic catalyst to remyelinate1 & protect neurological function Manufacturing expansion in progress, preparing for possible commercialization in 2023 Strong IP: 150+ patents on Clean-Surface- Nanocrystal technology (CSN®) platform Data on File, Clene Nanomedicine, Inc. 1Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936.2https://clinicaltrials.gov/ct2/show/NCT04414345.

CLENE | Pipeline

Fu, H., et al; Nature Neuroscience (2018) 21: 1350-1358. Zhu et al. Proc Natl Acad Sci USA . 2015 Mar 3;112(9):2876-81. Rone et al. J Neurosci. 2016 Apr 27;36(17):4698-707. Neurons With High Energetic Demand Are At Increased Risk For Neurodegenerative Disease ~0.5% NAD+/NADH unit decline per decade (~0.13 mV units per year by 31P-MRS Imaging) Brain Energy Potential Declines With Normal Aging Closed squares = averaged data by age group: 21–26 yrs, 33–36 yrs, and 59–68 yrs old; Open squares= individual subject values PARKINSON’S DISEASE Dopaminergic Neurons AMYOTROPHIC LATERAL SCLEROSIS Motor Neurons HUNTINGTON’S DISEASE Medium Spiny Neurons FRONTOTEMPORAL DEMENTIA Spindle Neurons Specific Neuronal Populations Are Vulnerable to Energetic Failure MULTIPLE SCLEROSIS Axonal Degeneration

Vertices, Edges, & Facets Key to Catalytic Activity CNM-Au8 Catalytically Active Nanocrystal Suspension Clean Surfaced, Highly Faceted Shape Enhances Catalytic Activity CNM-Au8 Nanocrystal CNM-Au8® | Catalytically-Active Nanocrystals Intersection of Physics and Biology Electron Sharing Drives Catalytic Activity 60 mL per bottle (once daily)

CNM-Au8 Nanocrystal Mechanistic Effects Improved Energy Production and Utilization Promotes Neuroprotection and Remyelination CNM-Au8® | Improves Energy Production to Promote Neuroprotection and Remyelination

CNM-Au8® | Preclinical Evidence for Energetic Improvement Therapeutic Activity Across Remyelination + Neuroprotection Models Data on File, Clene Nanomedicine, Inc. Robinson et al. Sci Rep. 2020 Feb 11;10(1):1936. MN Neuroprotection ALS SOD1, In Vitro Forebrain Neuroprotection C9ORF72 In Vitro Alzheimer’s Disease Induced Neurons In Vitro

CNM-Au8® | Significant Global Opportunity Source: Lancet Neurol. 2018 Nov;17(11):939-953; ~6.1M patients globally, data as of 2016..  PARKINSON’S DISEASE ~6.1M pts globally; $6B projected by 20263 2ND most common neurodegenerative disorder; only symptomatic treatments Source: Lancet Neurol. 2018 Dec;17(12):1083-1097. MND includes amyotrophic lateral sclerosis, spinal muscular atrophy, hereditary spastic paraplegia, primary lateral sclerosis, progressive muscular atrophy, and pseudobulbar palsy MOTOR NEURON DISEASE (ALS, Other Orphan Disorders) ALS sales >$1B globally by 20291. Current drugs are largely ineffective, mostly generic Source: Lancet Neurol. 2019 Mar;18(3):269-285; ~2.2.M patients globally, data as of 2016 MULTIPLE SCLEROSIS ~2.2M pts globally; $23B market2 Only approved treatments are immunomodulators 1 Clarivate, DRG, ALS 2020. 2 Westad et al. 2017, doi:10.1038/nrd.2017.107;. 3 Parkinson’s Market Data Forecast, April 2021.

CNM-Au8® | Neuroprotection & Remyelination Data on File, Clene Nanomedicine, Inc. Phase 2 and Phase 3 Clinical Trials CNM-Au8 treatment effect on ALS disease progression Ongoing Established brain target engagement & safety Planned: Demonstrate Disease Modification Concluded enrollment due to COVID Established brain target engagement & safety Key Findings Disease Clinical Trials Q4 2021 Q3 2021 Q1 2022 Q2 2022 Q3 2022+ Establish target engagement & safety in non-active, progressive MS population

CNM-Au8® | Safety Summary Over 300 Years of Subject Exposure Without Identified Safety Signals Patient Exposure Across PD, MS, & ALS Long-term dosing experience up to 125 weeks All Animal Toxicology Studies Resulted in No-Adverse Effect Level (NOAEL) Findings Clean Toxicology Findings Multiple species up to 9-months treatment Up to maximum feasible dosing without any toxicology findings related to CNM-Au8 Assessed as Predominantly Mild-to-Moderate Severity and Transient Well Tolerated Adverse Event (AE) Profile No related CNM-Au8 AEs leading to discontinuation of treatment No SAEs related to CNM-Au8 considered severe, life-threatening, or resulting in death Data on File, Clene Nanomedicine, Inc.

Difference in brain NAD+ and NADH fraction at Week 12 (End of Treatment) Difference in bioenergetic metabolites (e.g., ATP, NAD) concentration at Week 12 – 16 Difference in brain membrane markers (PE, PC, etc.) at Week 12 – 16 Change in Brain Bioenergetic Potential (NAD+/NADH) vs. Baseline 1 2 CNM-Au8 Effects on Brain Energetic Metabolites A Phase 2, Open Label, Sequential Group, Investigator Blinded Study of Magnetic Resonance Spectroscopy (31P-MRS) to Assess the Effects of CNM-Au8 for the Bioenergetic Improvement of Impaired Neuronal Redox State (REPAIR) N = Up to 15 per dosing cohort (7.5, 15, 30, or 60 mg) Phase 2 Exploratory Stable Relapsing MS Early Parkinson’s Disease Clinic Visit Safety Clinic Visit Safety Clinic Visit Primary Endpoint 31P-MRS Scan Clinic Visit Follow-up 31P-MRS Scan Baseline Visit 31P-MRS Scan + 4-6 weeks Data on File, Clene Nanomedicine, Inc. Non-Active Progressive MS (Underway) Non-active, progressive MS patients is more severe than relapsing MS., and a high unmet need for disease modifying therapeutic options Day 0

CNM-Au8 Improves Brain Energy Metabolism Increases NAD+/NADH Ratio in MS & PD Phase 2 Results 1° Endpoint 2° Endpoint NAD is an essential molecule responsible for cellular energy production Exploratory (ATP Normalization) Glanzman et al. 2021. International Parkinson and Movement Disorder Society (MDS) Virtual Congress 2021. September 17 – 22, 2021 . Data on File, Clene Nanomedicine, Inc.

(January 2020); FPFV 16-Jan-2020; 45 of 42 enrolled (Nov-2020) Phase 2 1 Study was powered for MUNIX primary endpoint Neurophysiology MUNIX1 Pulmonary Function Forced Vital Capacity Function & QoL ALSFRS-R, ALSSQOL-SF Disease Progression & Survival Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479. Data on File, Clene Nanomedicine, Inc.

| Pioneered Use of MUNIX Biomarker Primary Endpoint: Spinal Cord Lower Motor Neuron Protection Muscle Fibers Spinal Cord Motor Neuron Bulbar Onset ALS (Brainstem) Limb Onset ALS (Spinal Cord) Primary Endpoint: Spinal Cord Lower Motor Neuron Motor Unit Index (MUNIX) Sum Biceps brachii Tibialis Anterior Abductor Pollicis Brevis Abductor Digiti Minimi + + + Motor Units MUNIX biomarker estimates the number of functioning lower motor neurons serving specific muscles Vucic et al. BMJ Open. 2021 Jan 11;11(1):e041479.

| Evidence for Motor Neuron Protection Primary Endpoint (MUNIX %, LS Mean Change) All Randomized All Placebo Limited Rate of MUNIX Decline in Bulbar Onset Insufficient Spinal Cord Lower Motor Neuron Progression in Early Bulbar Trial Participants RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc. +45%

| Significant Impact on ALSFRS-R Decline Exploratory (ALSFRS-R Responder Analysis, < 6-point decline) All Randomized All Bulbar All Limb Sensitivity RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

| Significant Quality of Life Improvement Exploratory (ALS Specific QOL-SF) All Randomized RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc.

| Significant Impact on ALS Disease Progression Exploratory Endpoint (Disease Progression) 1ALS Disease Progression defined as: Death, or Tracheostomy, or Non-invasive ventilation, or Gastrostomy tube All Bulbar All Limb Sensitivity RESCUE-ALS: A Phase 2, randomized, double-blind, placebo-controlled study of CNM-Au8 to slow disease progression in ALS. MNDA Virtual Symposium, 2021 Data on File, Clene Nanomedicine, Inc. All Randomized

| Joint Rank: Survival & ALSFRS-R Scoring Berry et al. Amyotroph Lateral Scler Frontotemporal Degener. 2013 Apr;14(3):162-8.  ALSFRS-R Decline Survival CAFS All Randomized Exploratory Endpoint Pre-specified (Combined Assessment of Survival and Function [CAFS]) Score participants based on relative function or time of death

| Impact on Joint Rank Score to Wk36 Post Hoc (Combined Assessment of (i) Survival, (ii) King’s Clinical Stage 4, (iii) ALSFRS-R) Data on File, Clene Nanomedicine, Inc. ALSFRS-R Decline Survival Non-Invasive Ventilation Gastrostomy Tube King’s Clinical Stage 4 By Average of Summated Scores

All Randomized All OLE Participants (CNM-Au8 Treated) | Potential Impact on Long-Term Survival

| Potential Impact on Long-Term Survival All Placebo Randomized Survival Status by OLE Participation

| Well Tolerated & No Safety Signals Data on File, Clene Nanomedicine, Inc. No CNM-Au8 related serious adverse events (SAEs) No CNM-Au8 related drug discontinuations No imbalances in treatment emergent adverse event (TEAEs) by system organ class TEAEs were predominantly mild-to-moderate and transient Most common TEAEs associated with CNM-Au8 (aspiration pneumonia, n=3; nausea, n=2; abdominal discomfort, n=2) Safety Summary

Exploratory Endpoints Combined Joint Rank (Survival + ALSFRS-R) Voice pathology PRO (ALSAQ) Pharmacodynamic markers Slow Vital Capacity Hand-Held Dynamometry Survival Change in ALSFRS-R Registration Study: 24-Week Treatment Period (3:1 randomization, 120 active [30mg, 60mg]: 40 placebo) 1 2 Phase 3 Anticipated full unblinded data readout: 2H 2022

Exploratory Endpoints Treatment of Visual Pathway Deficits In Chronic Optic Neuropathy for Assessment of Remyelination in Non-Active Relapsing MS Change in Low Contrast Letter Acuity (LCLA) At Week 24 Up to 48-Week Placebo-Control 2:1 Randomization (Active: Placebo) 15mg, 30mg, Placebo (n=73 of 150) Optical Coherence Tomography (OCT) Multi-focal VEP Amplitude & Latency Full field-VEP Amplitude & Latency MRI Endpoints Visual Function (High Contrast) QOL / EDSS 1 2 Change Composite Clinical Response 9HPT / SDMT / T25FW / LCLA Phase 2 -42 to -1 24-Week Blinded Fixed Treatment Period Up to 24-Week Blinded Extension Period (Until LPLV 24Wk Visit) LPLV *Subject to ongoing COVID-19 related site research restrictions generally implemented to protect MS patients taking standard-of-care immunosuppressive therapies Anticipated top-line unblinded data: 2H 2022 Insights to inform new Phase 2/3 MS trial

LCLA Phase 2 Primary: Functional Visual Improvement LCLA Correlates with clinically meaningful deficits in QOL, EDSS and MSFC, MRI, and OCT1 MS Functional Endpoints Phase 2 Exploratory: Neuroprotection/Remyelination Endpoints The Visual System is a Window into the Brain 9-Hole Peg Test Symbol Digit Modalities Timed 25-Ft Walk Measuring MS Functional Improvement 1Balcer et la. Mult Scler. 2017 Apr;23(5):734-747. doi: 10.1177/1352458517690822.

Significant Clinical Improvement Across Blinded Study Population Primary Endpoint: LCLA (Best-Corrected) & Secondary Endpoint: (m)MSFC Phase 2 2° | (m)MSFC 1° | LCLA Glanzman et al. VISIONARY-MS: Update to a Phase 2 Clinical Trial of CNM-Au8, Catalytically Active Gold Nanocrystals Suspension, for the Treatment of Chronic Optic Neuropathy ACTRIMS, February 2022.

Proportion of participants who require COVID-19 related hospitalization, or died at Day 28 Secondary Endpoint Exploratory Endpoints Primary Endpoint Time to substantial alleviation of COVID-19 symptoms through Day 28 Number of hospital free days through Day 28 Mean change in SARS-CoV-2 viral load Change in oxygen saturation slope Change in Global Impression (severity and change)

Trade Secrets Patent Status b Patent Description Issued & Allowed Patents 150+ Pending Applications ~20 Total Patents/ Applications >170 Process And Method/Device (Clean Surface; Gold CSN) State of Matter (CNM-Au8) Method of Use (Prevent Demyelination & MoA) Method of Use (Bi-Metallic Au/Pt; Antimicrobial) Plasma Conditioning Electrode Design & Cycling Trough Flow, Temp, Pressure Concentration & Filtration Strong Intellectual Property Extensive Patent Portfolio With Protection Through 2035 a & Proprietary Trade Secrets; Plus 7-year Orphan Drug Designation a With Patent Restoration Term (assuming 5-year extension). b As of 30-Sepbember-2021. CSN® Clean surface nanocrystal (CSN) therapeutics

Clene | Proprietary Nanocrystal Manufacturing In-House ISO8 Clean Room Clinical Production in Maryland Designed to be Scalable to Commercialization Validated CMC Processes Patented Hydro-electro- Crystallization Proprietary Trade Secrets

Anticipated Timeline & Upcoming Milestones 2020 - 2024 VISIONARY-MS

Nanotherapeutics Platform Potential first-in-class nanotherapeutic with high catalytic activity to drive energy production and utilization in stressed CNS cells Applications across neurology, infectious disease, and oncology Lead Asset: CNM-Au8 for Neurorepair CNM-Au8 improves cellular energy production and utilization to promote neuroprotection and remyelination Phase 2 ALS proof-of-concept evidence of clinical meaningful benefit Phase 3 Healey ALS platform trial results expected in 2H 2022 Phase 2 VISIONARY-MS trial results expected 2H 2022 Strong Execution Capabilities Proprietary electrochemical manufacturing process produces nanotherapeutics, scalable to commercialization Strong IP, including 150+ granted patents, and trade secrets CLENE | Company Highlights

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